Diagnostic/Retrieval Systems, Inc.



THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.



The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   as tenants in common

TEN ENT as tenants by the entireties

JT TEN  as joint tenants with right of survivorship and not as tenants in common

 UNIF GIFT MIN ACT  Custodian

(Cust) (Minor)

under Uniform Gifts to Minors Act

(State)


Additional abbreviations may also be used though not in the above list.


For value received, hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

 Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated



THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE:


 Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.


Diagnostic/Retrieval Systems, Inc.

 DRS

 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 COMMON STOCK


SEE REVERSE FOR

CERTAIN DEFINITIONS

 CUSIP 252456 40 5

 This Certifies that

is the owner of

Fully Paid and Non-Assessable Shares of the COMMON Stock of the par value of one cent ($.01) each of

Diagnostic/Retrieval Systems, Inc.


 transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

 IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.


Dated:


COUNTERSIGNED AND REGISTERED:

 THE TRUST COMPANY OF NEW JERSEY,

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED OFFICER




CHAIRMAN OF THE BOARD, PRESIDENT

AND CHIEF EXECUTIVE OFFICER


CONTROLLER, TREASURER AND SECRETARY